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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 16, 1998


                        Home Equity Securitization Corp.

             (Exact name of registrant as specified in its charter)



       North Carolina                    333-44409           56-2064715
-------------------------------      ------------------    ---------------
(State or Other Jurisdiction of       (Commission File    (I.R.S. Employer
         Incorporation)                    Number)       Identification No.)


  301 South Charlotte Street                                  28202
  Charlotte, North Carolina                                ----------
 (Address of Principal Executive Offices)                  (Zip Code)



 Registrant's telephone number, including area code  (704) 374-4868
                                                     --------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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     Item 5.           Other Events


     In connection with the offering of First Greensboro Home Equity Loan Trust 1998-1, Asset Backed Notes, Series 1998-1, described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


     Item 7.           Financial Statements, Pro Forma Financial Information and
                       Exhibits.
                       ---------------------------------------------------------

     (a)      Not applicable


     (b)      Not applicable


     (c) Exhibit 99.1 Related Computational Materials (as defined in Item 5 above).

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                                   SIGNATURES


           Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                        HOME EQUITY SECURITIZATION CORP.
                             as Depositor and on behalf of First Greensboro Home Equity Loan Trust 1998-1
                        Registrant


                                       By: /s/ Wallace Saunders
                                          ----------------------------------
                                          Name:     Wallace Saunders
                                          Title:    Assistant Vice President




Dated:  June 16, 1998


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                                  EXHIBIT INDEX




EXHIBIT NO.               DESCRIPTION

99.1 Related Computational Materials (as defined in Item 5 above).